UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 5, 2011

FLUIDIGM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 266-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Attached to this Current Report on Form 8-K is the Acceptance Letter regarding the Pioneer Incentive with the Singapore Economic Development Board (the “Acceptance Letter”) dated April 25, 2011. The material terms of the Acceptance Letter were described in the Current Report on Form 8-K filed by us on April 28, 2011.

The description of the terms of the Acceptance Letter is not complete and is qualified in its entirety by reference to the text of the Acceptance Letter, a copy of which is attached hereto as Exhibit 10.1, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1*	Acceptance Letter re Pioneer Incentive dated April 25, 2011 between Singapore Economic Development Board and the Company

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and the non-public information has been filed separately with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

By:	/s/ Vikram Jog
Vikram Jog Chief Financial Officer

Date: August 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Acceptance Letter re Pioneer Incentive dated April 25, 2011 between Singapore Economic Development Board and the Company

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and the non-public information has been filed separately with the SEC.